003606-0002-17195-31452384.7 EXHIBIT 10.8 10x GENOMICS, INC. 2019 OMNIBUS INCENTIVE PLAN INCENTIVE STOCK OPTION AWARD NOTICE Participant has been granted an Option with the terms set forth in this Award Notice, and subject to the terms and conditions of the Plan and the Incentive Stock Option Agreement to which this Award Notice is attached. Capitalized terms used and not defined in this Award Notice will have the meanings set forth in the Incentive Stock Option Agreement and the Plan. Participant: Date of Grant: , 2019 Number of Shares Subject to Option: Type of Option: Incentive Stock Option Exercise Price per Share: $ Vesting Commencement Date: , 2019 Vesting Schedule: Subject to Participant’s continued employment with, or service to, the Company Group through the applicable vesting date, __________ of the Number of Shares Subject to Option (set forth above in this Award Notice) shall vest and become exercisable on __________ and __________ of the Number of Shares Subject to Option shall vest and become exercisable on the __________ day of each month thereafter (and if there is no corresponding day, the last day of the month). Notwithstanding the foregoing (i) the accelerated vesting, if any, of the unvested Number of Shares Subject to Option in the event Participant is terminated in connection with or after a Change in Control shall be governed by the terms of the Company’s Change in Control Severance Policy in effect on the Date of Grant, and (ii) if Participant’s employment with, or service to, the Company Group is terminated as a result of Participant’s death or Disability, the unvested portion of the Option shall remain outstanding for twenty (20) business days following such termination and, (A) if the Committee acts to accelerate the vesting of any of the Number of Shares Subject to Option that are subject to such unvested portion of the Option prior to the expiration of such 20-business day

2 003606-0002-17195-31452384.7 period, then the Number of Shares Subject to Option for which such vesting was accelerated by the Committee shall be exercisable as provided in Section 7(c)(i) of the Incentive Stock Option Agreement and (B) the Number of Shares Subject to Option that are subject to such unvested portion of the Option for which the vesting is not so accelerated (including, without limitation, as result of the Committee failing to act during such 20-business day period) shall automatically expire that the end of such 20- business day period. Additional Terms and Acknowledgements: If the number of Shares is not evenly divisible, then no fractional Share will vest and the installments will be as equal as possible with the smaller installment(s) vesting first. Each such right of purchase will be cumulative and will continue, unless sooner exercised or terminated as herein provided, during the remaining period of the Option Period.

10x GENOMICS, INC. 2019 OMNIBUS INCENTIVE PLAN INCENTIVE STOCK OPTION AGREEMENT This INCENTIVE STOCK OPTION AGREEMENT, effective as of the Date of Grant (as defined below), is made by and between 10x Genomics, Inc., a Delaware corporation (the “Company”), and Participant (as defined below). Capitalized terms have the meaning set forth in Section 1 hereof, or, if not otherwise defined herein, in the 10x Genomics, Inc. 2019 Omnibus Incentive Plan (as it may be amended from time to time, the “Plan”). This Option is intended to qualify as an Incentive Stock Option as defined in Section 422 of the Code. Nevertheless, this Option will not qualify as Incentive Stock Option, if, among other events, (a) Participant disposes of the Shares acquired upon exercise of this Option within two (2) years from the Date of Grant or one (1) year after such Shares were acquired pursuant to exercise of this Option; (b) except in the event of Participant’s death or Disability, Participant is not employed by the Company, a parent or a Subsidiary at all times during the period beginning on the Date of Grant and ending on the day that is three (3) months before the date of exercise of any Shares; or (c) to the extent the aggregate Fair Market Value of the Shares subject to “incentive stock options” held by Participant which become exercisable for the first time in any calendar year (under all plans of the Company, a parent or a Subsidiary) exceeds $100,000. If Participant disposes of the Shares acquired upon exercise of this Option within two (2) years from the Date of Grant or one (1) year after such Shares were acquired pursuant to exercise of this Option, Participant must deliver to the Company, within seven (7) days following such disposition, a written notice specifying the date on which such Shares were disposed of, the number of Shares so disposed, and, if such disposition was by a sale or exchange, the amount of consideration received. 1. Definitions. The following terms have the following meanings for purposes of this Agreement: (a) “Agreement” means this Incentive Stock Option Agreement, including (unless the context otherwise requires) the Award Notice and any special terms and conditions for Participant’s country included in any appendices attached hereto. (b) “Award Notice” means the award notice to Participant. (c) “Exercise Price” means the “Exercise Price” listed in the Award Notice. (d) “Date of Grant” means the “Date of Grant” listed in the Award Notice. (e) “Officer” means “officer” as defined under Rule 16a-1(f) of the Exchange Act. (f) “Participant” means the “Participant” listed in the Award Notice. (g) “Restrictive Covenant Violation” means Participant’s breach of any restrictive covenant or any similar provision applicable to or agreed to by Participant. (h) “Shares” means the number of shares of Class A Common Stock listed in the Award Notice as “Number of Shares Subject to Option”, as adjusted in accordance with the Plan. 2. Grant of the Option.

Incentive Stock Option Agreement – Page 2 (a) Effective as of the Date of Grant but subject to Section 24 hereof, the Company hereby irrevocably grants to Participant the right and option (the “Option”) to purchase all or any part of the Shares, subject to, and in accordance with, the terms, conditions and restrictions set forth in the Plan, the Award Notice and this Agreement. The Option will vest in accordance with the “Vesting Schedule” set forth on the Award Notice. (b) The Option granted hereunder is subject to the Plan and the terms of the Plan are hereby incorporated into this Agreement. By accepting the Option, Participant acknowledges that Participant has received and read the Plan and agrees to be bound by the terms, conditions and restrictions set forth in the Plan, this Agreement and the Company’s policies, as in effect from time to time, relating to the Plan. In the event of any conflict between one or more of this Agreement, the Award Notice and the Plan, the Plan will govern this Agreement and the Award Notice, and the Agreement (to the extent not in conflict with the Plan) will govern the Award Notice. 3. Exercise Price. The price at which Participant will be entitled to purchase the Shares upon the exercise of the Option will be the Exercise Price, subject to adjustment as provided in Section 11 hereof. 4. Exercisability of Option. The Option will become vested and exercisable in accordance with the Vesting Schedule set forth on the Award Notice. 5. Duration of Option. The Option will be exercisable to the extent and in the manner provided herein either (i) for a period of ten (10) years from the Date of Grant (the “Option Period”) or (ii) if Participant holds more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or its parent corporation or a Subsidiary on the Date of Grant, then for a period of five (5) from the Date of Grant; provided, that the Option may be earlier terminated as provided in Section 7 hereof. 6. Manner of Exercise and Payment. (a) Subject to the terms and conditions of this Agreement and the Plan, the Option may be exercised by delivery of written or electronic notice to the Company in the manner prescribed in Section 7(d) of the Plan and as otherwise set forth by the Committee from time to time. Such notice will set forth the number of Shares in respect of which the Option is being exercised and will be signed by the person or persons exercising the Option. In the event the Company has designated an Award Administrator (as defined below), the Option may also be exercised by giving notice (including through electronic means) in accordance with the procedures established from time to time by the Award Administrator. Any exercisable portion of the Option or the entire Option, if then wholly exercisable, may be exercised in whole or in part, provided that partial exercise will be for whole Shares only. (b) Payment of the Exercise Price for the portion of the Option being exercised is due in full upon exercise of all or any part of the vested Option. Participant may elect to make payment of the Exercise Price: (i) in cash or by check or wire transfer (or any combination thereof), (ii) delivery of Shares having a Fair Market Value equal to the aggregate Exercise Price for the Shares being purchased that are not subject to any pledge, encumbrance or other security interest and satisfy such other requirements as may be imposed by the Committee; provided that such Shares have been held by Participant for no less than six months (or such other period as established from time to time by the Committee in order to avoid

Incentive Stock Option Agreement – Page 3 adverse accounting treatment under applicable accounting principles); (iii) to the extent permitted by applicable law, by delivery of a notice that Participant has placed a market sell order with a broker with respect to Shares then issuable upon exercise of the portion of the Option being so exercised, and that the broker has been directed to pay a sufficient portion of the net proceeds of the sale to the Company in satisfaction of the aggregate Exercise Price for such Shares; provided, that payment of such proceeds is then made to the Company upon settlement of such sale, (iv) any combination of cash (or an approved cash equivalent) and any of the foregoing, or (v) any other payment method provided under the Plan that the Committee may approve; provided, that, if Participant is a Section 16 officer of the Company under the Exchange Act, then the Committee may establish the method of paying the Exercise Price required to be utilized by Participant from the alternatives available under the Plan prior to the exercise of any portion of the Option. (c) Concurrently with the exercise of the Option, Participant must pay to the Company any amount that the Company determines it is required to withhold under applicable federal, state or local or foreign tax laws in respect of the exercise or the transfer of such Shares (“Withholding Taxes”). Participant may elect to make payment: (i) in cash or by check or wire transfer (or any combination thereof) or (ii) and to the extent permitted by applicable law, by delivery of a notice that Participant has placed a market sell order with a broker with respect to Shares then issuable upon exercise of the portion of the Option being so exercised, and that the broker has been directed to pay a sufficient portion of the net proceeds of the sale to the Company in satisfaction of the Withholding Taxes; provided, that payment of such proceeds is then made to the Company upon settlement of such sale; and provided, further, that the Committee may, in its sole discretion, allow such withholding obligation to be satisfied by any other method described in Section 13 of the Plan and, if Participant is a Section 16 officer of the Company under the Exchange Act, then the Committee shall establish the method of withholding required to be utilized by the Participant from alternatives available under the Plan prior to the exercise of any portion of the Option. (d) Upon receipt of the notice of exercise and any payment or other documentation as may be necessary pursuant to Sections 6(a), 6(b) and 6(c) above relating to the Shares in respect of which the Option is being exercised, the Company will, subject to the Plan and this Agreement, take such action as may be necessary to effect the transfer to Participant of the number of Shares as to which such exercise was effective. (e) Participant will not be deemed to be the holder of, or to have any of the rights and privileges of a stockholder of the Company (including the right to vote or receive dividends) in respect of, Shares purchased upon exercise of the Option until (i) the Option has been exercised pursuant to the terms of this Agreement and Participant has paid the full purchase price for the number of Shares in respect of which the Option was exercised and any applicable Withholding Taxes and (ii) the Company has issued the Shares in connection with such exercise. 7. Termination of Employment or Service. (a) Subject to Section 7(c) hereof, in the event that Participant’s employment with, or service to, the Company Group terminates for any reason, any unvested portion of the Option will be forfeited and, except as otherwise specifically provided for in this Section 7, all of Participant’s rights under this Agreement will terminate as of the effective date of Termination (the “Termination Date”) (unless otherwise provided for by the Committee in accordance with the Plan).

Incentive Stock Option Agreement – Page 4 (b) If Participant’s employment or service is terminated by the Company Group for Cause or by Participant when grounds existed for Cause at the time thereof, the vested and unvested portions of the Option will terminate as of the Termination Date. (c) In the event (i) Participant’s employment with, or service to, the Company Group is terminated by the Company due to death or Disability, the vested portion of the Option will remain exercisable for one year thereafter (but in no event beyond the Option Period) and (ii) Participant’s employment with, or service to, the Company Group is terminated for any other reason (subject to Section 7(b)), the vested portion of the Option will remain exercisable for ninety (90) days thereafter (but in no event beyond the Option Period); provided, that, in each case, the Option Period will expire immediately upon the occurrence of a Restrictive Covenant Violation. (d) Participant’s rights with respect to the Option will not be affected by any change in the nature of Participant’s employment or service so long as Participant continues to be an employee, consultant or director of the Company Group. Whether (and the circumstances under which) employment or service has terminated and the determination of the Termination Date for the purposes of this Agreement will be determined by the Committee (or, with respect to any Participant who is not a director or Officer, its designee, whose good faith determination will be final, binding and conclusive; provided, that such designee may not make any such determination with respect to the designee’s own employment for purposes of the Option). 8. Restrictions on Transfer. (a) Participant may not assign, alienate, pledge, attach, sell or otherwise transfer or encumber the Option or Participant’s right under the Option to receive Shares, other than as designated by Participant by will or by the laws of descent and distribution in accordance with Section 13(b)(i) of the Plan. (b) Participant agrees that in the event the Company advises Participant that it plans an underwritten public offering of Shares in compliance with the Securities Act and that the underwriter(s) seek to impose restrictions under which certain shareholders may not sell or contract to sell or grant any option to buy or otherwise dispose of part or all of their stock purchase rights of the underlying Shares, Participant hereby agrees that for a period not to exceed 180 days from the prospectus, Participant will not sell or contract to sell or grant an option to buy or otherwise dispose of any Shares subject to this Agreement without the prior written consent of the underwriter(s) or its representative(s). 9. Repayment of Proceeds; Clawback Policy. The Shares subject to the Option and all proceeds related to such Shares are subject to the clawback and repayment terms set forth in Sections 13(v) and 13(x) of the Plan and the Company’s clawback policy, as in effect from time to time, to the extent Participant is a director or Officer. In addition, if a Restrictive Covenant Violation occurs or the Company discovers after a termination of employment or service that grounds existed for Cause at the time thereof, then Participant shall be required, in addition to any other remedy available (on a non-exclusive basis), to pay to the Company, within ten (10) business days of the Company’s request to Participant therefor, an amount equal to the excess, if any, of (a) the aggregate after-tax proceeds (taking into account all amounts of tax that would be recoverable upon a claim of loss for payment of such proceeds in the year of repayment) Participant

Incentive Stock Option Agreement – Page 5 received upon the sale or other disposition of, or distributions in respect of, any Shares acquired upon exercise of the Option (limited, in the case of the Company discovering after a termination of employment or service that grounds existed for Cause at the time thereof, to any such Shares acquired after the date on which grounds for a termination for Cause first existed) over (b) the aggregate Cost (if any) of such Shares. For purposes of this Agreement, “Cost” means, in respect of any Share, the Exercise Price, to the extent paid by Participant for such Share, as proportionately adjusted for all subsequent distributions on the Shares and other recapitalizations and less the amount of any distributions made with respect to the Share pursuant to the Company’s organizational documents; provided, that Cost may not be less than zero. Any reference in this Agreement to grounds existing for a termination of employment with Cause will be determined without regard to any notice period, cure period, or other procedural delay or event required prior to finding of or termination with, Cause. 10. No Right to Continued Employment or Service. Neither the Plan nor this Agreement nor Participant’s receipt of the Option hereunder shall impose any obligation on the Company or any Affiliate to continue the employment or service of Participant. Further, the Company or any Affiliate (as applicable) may at any time terminate the employment or service of Participant, free from any liability or claim under the Plan or this Agreement, except as otherwise expressly provided herein. 11. Adjustments. The terms of this Agreement, including, without limitation, (a) the number of Shares subject to the Option and (b) the Exercise Price specified herein, will be subject to adjustment in accordance with Section 11 of the Plan. 12. Securities Laws; Cooperation. Upon the vesting of any unvested portion of the Option, Participant will make or enter into such written representations, warranties and agreements as the Committee may reasonably request in order to comply with applicable securities laws, the Plan or this Agreement. Participant further agrees to cooperate with the Company in taking any action reasonably necessary or advisable to consummate the transactions contemplated by this Agreement. 13. Notices. Any notice necessary under this Agreement shall be addressed to the Company in care of its Secretary at the principal executive office of the Company and to Participant at the address appearing in the personnel records of the Company for such Participant or to either party at such other address as either party hereto may hereafter designate in writing to the other. Any such notice shall be deemed effective upon receipt thereof by the addressee. 14. Governing Law; Venue; Jury Trial Waiver; Language. This Agreement will be governed by and construed in accordance with the internal laws of the State of Delaware applicable to contracts made and performed wholly within the State of Delaware, without giving effect to the conflict of laws provisions thereof. For purposes of litigating any dispute that may arise directly or indirectly from this Agreement, the parties hereto hereby submit and consent to the exclusive jurisdiction of the State of California and agree that any such litigation shall be conducted only in the courts of California or the federal courts of the United States located in California and no other courts. Each of Participant, the Company

Incentive Stock Option Agreement – Page 6 and any transferees who hold a portion of the Options pursuant to a valid assignment hereby irrevocably waives any right to a jury trial. If Participant has received a copy of this Agreement (or the Plan or any other document related hereto or thereto) translated into a language other than English, such translated copy is qualified in its entirety by reference to the English version thereof, and in the event of any conflict the English version will govern. Participant acknowledges that Participant is sufficiently proficient in English to understand the terms and conditions of this Agreement. 15. Successors in Interest. Any successor to the Company will have the benefits of the Company under, and be entitled to enforce, this Agreement. Likewise, Participant’s legal representative will have the benefits of Participant under, and be entitled to enforce, this Agreement. All obligations imposed upon Participant and all rights granted to the Company under this Agreement will be final, binding and conclusive upon Participant’s heirs, executors, administrators and successors. 16. Severability. Should any provision of this Agreement be held by a court of competent jurisdiction to be unenforceable or invalid for any reason, the remaining provisions of this Agreement will not be affected by such holding and will continue in full force in accordance with their terms. 17. Data Privacy Acknowledgement. (a) General. Participant hereby explicitly and unambiguously acknowledges and agrees to the collection, use and transfer, in electronic or other form, of Participant’s personal data as described in this Agreement and any other Option grant materials by and among, as applicable, Participant’s employer or contracting party (the “Service Recipient”) and the Company for the exclusive purpose of implementing, administering and managing Participant’s participation in the Plan. Participant understands that the Company may hold certain personal information about Participant, including, but not limited to, Participant’s name, home address, email address and telephone number, work location and phone number, date of birth, social insurance number, passport or other identification number, salary, nationality, job title, hire date, any shares of stock or directorships held in the Company, details of all awards or any other entitlement to shares awarded, cancelled, exercised, vested, unvested or outstanding in Participant’s favor, for the purpose of implementing, administering and managing Participant’s participation in the Plan (“Personal Data”). (b) Use of Personal Data; Retention. Participant understands that Personal Data may be transferred to Fidelity or any other third parties assisting in the implementation, administration and management of the Plan, now or in the future, that these recipients may be located in Participant’s country or elsewhere, and that the recipient’s country may have different data privacy laws and protections than Participant’s country. Participant understands that Participant may request a list with the names and addresses of any potential recipients of the Personal Data by contacting Participant’s local human resources representative. Participant authorizes the recipients to receive, possess, use, retain and transfer the Personal Data, in electronic or other form, for the purposes of implementing, administering and managing Participant’s participation in the Plan. Participant understands that Personal Data will be held only as long as is necessary to implement, administer and manage Participant’s participation in the Plan. Participant understands that Participant may, at any time, view Personal Data, request additional

Incentive Stock Option Agreement – Page 7 information about the storage and processing of Personal Data, require any necessary amendments to Personal Data or refuse or withdraw the consents herein, in any case without cost, by contacting in writing Participant’s local human resources representative. (c) Withdrawal of Consent. Participant understands that Participant is providing the consents herein on a purely voluntary basis. If Participant does not consent, or if Participant later seeks to revoke Participant’s consent, Participant’s employment status or service with the Service Recipient will not be affected; the only consequence of Participant’s refusing or withdrawing Participant’s consent is that the Company would not be able to grant the Option or other equity awards to Participant or administer or maintain such awards. Therefore, Participant understands that refusing or withdrawing Participant’s consent may affect Participant’s ability to participate in the Plan. For more information on the consequences of Participant’s refusal to consent or withdrawal of consent, Participant understands that Participant may contact Participant’s local human resources representative. 18. Limitation on Rights; No Right to Future Grants; Extraordinary Item of Compensation. By accepting this Agreement and the grant of the Option evidenced hereby, Participant expressly acknowledges that (a) the Plan is established voluntarily by the Company, it is discretionary in nature and may be suspended or terminated by the Company at any time to the extent permitted by the Plan; (b) the grant of the Option is exceptional, voluntary and occasional and it does not create any contractual or other right to receive future grants of options, or benefits in lieu of options, even if options have been granted in the past; (c) all determinations with respect to future option grants, if any, including the grant date, the number of Shares granted, the exercise price and the exercise date or dates, will be at the sole discretion of the Company; (d) Participant’s participation in the Plan is voluntary and not a condition of employment, and Participant may decline to accept the Option without adverse consequences to Participant’s continued employment relationship with the Company Group; (e) the value of the Option is an extraordinary item that is outside the scope of Participant’s employment contract, if any, and nothing can or must automatically be inferred from such employment contract or its consequences; (f) the Option and any Shares acquired under the Plan, and the income from and value of same, are not part of normal or expected compensation for any purpose and are not to be used for calculating any severance, resignation, redundancy, end of service payments, bonuses, long-service awards, pension or retirement benefits or similar payments, Participant waives any claim on such basis and, for the avoidance of doubt, the Option will not constitute an “acquired right” under the applicable law of any jurisdiction; (g) if the underlying Shares do not increase in value, the Option will have no value; (h) if Participant exercises the Option and acquires Shares, the value of such Shares may increase or decrease in value, even below the Exercise Price; and (i) the future value of the underlying Shares is unknown and cannot be predicted with certainty. In addition, Participant understands, acknowledges and agrees that Participant will have no rights to compensation or damages related to Option proceeds in consequence of the termination of Participant’s employment for any reason whatsoever and whether or not in breach of contract. 19. Award Administrator. The Company may from time to time designate a third party (an “Award Administrator”) to assist the Company in the implementation, administration and management of the Plan and any Option granted thereunder, including by sending award notices on behalf of the Company to Participants, and by facilitating through electronic means acceptance of Agreement by Participants and Option exercises by Participants. 20. Book Entry Delivery of Shares. Whenever reference in this Agreement is made to

Incentive Stock Option Agreement – Page 8 the issuance or delivery of certificates representing one or more Shares, the Company may elect to issue or deliver such Shares in book entry form in lieu of certificates. 21. Amendment. The Committee may waive any conditions or rights under, amend any terms of, or alter, suspend, discontinue, cancel or terminate this Agreement, but no such waiver, amendment, alteration, suspension, discontinuance, cancellation or termination shall materially adversely affect the rights of Participant hereunder without the consent of Participant. 22. Section 409A. It is not intended that the Option granted hereunder be subject to Section 409A of the Code. 23. Electronic Delivery and Acceptance. This Agreement may be executed electronically and in counterparts. The Company may, in its sole discretion, decide to deliver any documents related to the Plan by electronic means. Participant hereby consents to receive such documents by electronic delivery and agrees to participate in the Plan through an on-line or electronic system established and maintained by the Company or a third party designated by the Company. 24. Acceptance and Agreement by Participant; Forfeiture upon Failure to Accept. Participant’s rights under the Option will lapse ninety (90) days from the Date of Grant, and the Option will be forfeited on such date if Participant has not accepted this Agreement by such date. For the avoidance of doubt, Participant’s failure to accept this Agreement will not affect Participant’s continuing obligations under any other agreement between the Company and Participant. 25. No Advice Regarding Grant. Notwithstanding anything herein to the contrary, Participant acknowledges and agrees that the Company is not providing any tax, legal or financial advice, nor is the Company making any recommendations regarding Participant’s participation in the Plan or Participant’s acquisition or sale of the underlying Shares. Participant is hereby advised to consult with his or her own personal tax, legal and financial advisors regarding his or her participation in the Plan before taking any action related to the Plan. 26. Imposition of Other Requirements. The Company reserves the right to impose other requirements on Participant’s participation in the Plan, on the Option and on any Shares acquired under the Plan, to the extent the Company determines it is necessary or advisable for legal or administrative reasons, and to require Participant to sign any additional agreements or undertakings that may be necessary to accomplish the foregoing. 27. Waiver. Participant acknowledges that a waiver by the Company of breach of any provision of this Agreement will not operate or be construed as a waiver of any other provision of this Agreement, or of any subsequent breach by Participant or any other participant in the Plan. [Signatures follow]

[Signature page to Incentive Stock Option Agreement] 10x GENOMICS, INC. By: _______________________________ Name: Title: PARTICIPANT Acknowledged and Agreed as of the date first written above: ______________________________ [Participant Name]